WISDOMTREE TRUST

WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, and WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (each a “Fund” and collectively, the “Funds”)

Supplement dated November 16, 2020

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the Funds

The following information supplements and should be read in conjunction with the Prospectus and SAI for the Funds.

Effective immediately, David Nieman will replace Paul Benson as a member of the Sub-Adviser’s Fixed Income Portfolio Management team primarily responsible for the day-to-day management of the Funds. Accordingly, all references to Paul Benson are deleted and replaced with David Nieman. The following changes are also being made:

1)	In the “Management – Portfolio Managers” section of each Fund’s Summary Prospectus, the following information is being added:

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

2)	In the “Management – Portfolio Managers” section of the Statutory Prospectus, the following information is being added:

Mr. Nieman, a Vice President and Portfolio Manager, has been with the Sub-Adviser since 2013. Mr. Nieman is responsible for managing global aggregate, high yield and emerging market local currency funds, as well as duration hedged strategies. Prior to joining the Sub-Adviser, Mr. Nieman worked for State Street Global Advisors where he managed credit and interest rate strategies. Mr. Nieman earned a Master’s Degree in International Economics and Finance from Brandeis University and a Bachelor’s Degree in Economics from Brigham Young University.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-001-1120